=========================================================================

                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                    _______________________________


                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


-------------------------------------------------------------------------


  Date of Report (Date of earliest event reported): September 20, 2000
                                                   --------------------


                     JEFFERSON SAVINGS BANCORP, INC.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)


                               DELAWARE
            ------------------------------------------------
             (State or Other Jurisdiction of Incorporation)


            0-21466                               43-1625841
   ------------------------          ------------------------------------
   (Commission File Number)          (I.R.S. Employer Identification No.)


        15435 Clayton Road, Ballwin, Missouri                   63011
        -------------------------------------------------------------
       (Address of principal executive offices)             (Zip Code)

                               636-227-3000
         --------------------------------------------------------
           Registrant's telephone number, including area code)

                              Not Applicable
       ------------------------------------------------------------
      (Former  Name or Former Address, if Changed Since Last Report)


=========================================================================

ITEMS 1.-4.   Not applicable.

ITEM 5.   OTHER EVENTS.

(a) Jefferson Savings Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware and a savings and loan holding company subject to regulation by the Office of Thrift Supervision of the Department of Treasury ("Jefferson"), and Union Planters Corporation, a corporation organized and existing under the laws of the State of Tennessee and registered as a bank holding company under the Bank Holding Company Act of 1956, as amended ("UPC"), entered into an Agreement and Plan of Reorganization on September 20, 2000 (the "Merger Agreement"), pursuant to which Jefferson will be merged with and into Union Planters Holdings Corporation ("UPHC"), a wholly-owned subsidiary of UPC organized under the laws of the State of Tennessee (the "Merger").

     In accordance with the terms of the Merger Agreement, each share of Jefferson common stock, par value $.01 per share, and the associated preferred share purchase rights under Jefferson's Rights Agreement, dated August 17, 1994, between Jefferson and Boatmen's Trust Company, as Rights Agent (together, the "Jefferson Common"), issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") shall be converted into the right to receive 0.433 of a share of UPC common stock, par value $5.00 per share, and the associated preferred share purchase rights under UPC's Rights Agreement, dated January 19, 1999, between UPC and Union Planters Bank, National Association, as Rights Agent (together, the "UPC Common"), subject to possible adjustment as provided in the Merger Agreement.

     In addition, each award, option, or other right to purchase or acquire shares of Jefferson Common pursuant to stock options, stock appreciation rights, or stock awards granted by Jefferson which are outstanding, whether or not exercisable, shall be, at the election of the holder of such right, either (i) canceled in exchange for a cash payment for each share of Jefferson Common subject to such right, or
(ii) converted into and become rights with respect to UPC Common.

     Consummation of the Merger is subject to various conditions, including: (i) approval of the Merger Agreement and the Merger by the shareholders of Jefferson; (ii) receipt of requisite regulatory approvals from the Board of Governors of the Federal Reserve System and other federal and state regulatory authorities as necessary; (iii) receipt by each of Jefferson and UPC of an opinion of counsel in reasonably satisfactory form as to the tax treatment of certain aspects of the Merger; (iv) the registration pursuant to the Securities Act of 1933, as amended (the "Act"), of the shares of UPC Common to be issued in the Merger; (v) receipt by UPC of letters from affiliates of Jefferson related to the sale of UPC Common and (vi) satisfaction of other conditions.

     The Merger Agreement will be submitted for approval at a meeting of the shareholders of Jefferson. UPC will file a registration statement with the Securities and Exchange Commission registering under the Act the shares of UPC Common to be issued in the Merger. Such shares of UPC Common will be offered to Jefferson shareholders pursuant to a prospectus that will also serve as a proxy statement for the shareholders' meeting.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is attached as
Exhibit 2 hereto and is incorporated herein by reference.

(b) As a condition of UPC's entering into the Merger Agreement, Jefferson and UPC entered into a Stock Option Agreement, dated September 20, 2000 (the "Stock Option Agreement"), pursuant to which Jefferson granted to UPC an irrevocable right to purchase, under certain circumstances, up to 1,983,274 shares of authorized but unissued Jefferson Common (but in no event more than 19.9% of Jefferson's then issued and outstanding Jefferson Common) at a price of $10.8125 per share, subject to possible adjustment as provided in the Stock Option Agreement, upon the occurrence of certain events described in the Stock Option Agreement relating generally to the acquisition of Jefferson by a third party.

     The foregoing description of the Stock Option Agreement is qualified in its entirety by reference to the Stock Option Agreement which is attached as Exhibit 99(a) hereto and is incorporated herein by reference.

(c) In connection with the Merger, Jefferson has agreed to use its reasonable efforts to cause each person whom it reasonably believes may be deemed an "affiliate" of Jefferson for purposes of Rule 145 of the Act, to deliver to Jefferson a signed affiliate agreement (the "Affiliate Agreement") not to sell UPC Common obtained pursuant to the Merger except in compliance with applicable provisions of the Act.

     The foregoing description of the Affiliate Agreement is qualified in its entirety by reference to the form of Affiliate Agreement which is attached as Exhibit 99(b) hereto and is incorporated herein by reference.

(d) The joint press release of Jefferson and UPC, issued September 20, 2000, announcing the Merger is attached hereto as Exhibit 99(c) and is incorporated herein by reference.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a) - (b) Not applicable.

     (c)  Exhibits Required by Item 601 of Regulation S-K:

               2     Agreement and Plan of Reorganization,
                     dated September 20, 2000, between Jefferson Savings Bancorp, Inc. and Union Planters Corporation.

               99(a) Stock Option Agreement, dated September 20, 2000,
                     between Jefferson Savings Bancorp, Inc. and Union Planters Corporation.

               99(b) Form of Affiliate Agreement between Union Planters
                     Corporation and affiliates of Jefferson Savings
                     Bancorp, Inc.

               99(c) Joint Press Release of Jefferson Savings Bancorp, Inc.
                     and Union Planters Corporation, issued September 20,
                     2000.

ITEM 8.   CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     Not applicable.


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  September 22, 2000.


                              JEFFERSON SAVINGS BANCORP, INC.


                              By: /s/ Paul J. Milano
                                 ----------------------------------
                                      Secretary
                                 ----------------------------------

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.            Description
-----------            -----------


2 Agreement and Plan of Reorganization, dated September 20, 2000, between Jefferson Savings Bancorp, Inc. and Union Planters Corporation.

99(a) Stock Option Agreement, dated September 20, 2000, between Jefferson Savings Bancorp, Inc. and Union Planters Corporation.

99(b) Form of Affiliate Agreement between Union Planters Corporation and affiliates of Jefferson Savings Bancorp, Inc.

99(c)                  Joint Press Release of Jefferson Savings Bancorp, Inc.
                       and Union Planters Corporation, issued September 20,
                       2000.